SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2022, we entered into a Common Stock Purchase Option Agreement with Apollo Management Group, Inc. (the “Holder”) to subscribe for and purchase from the Company, 4,800,000 shares of Common Stock with an exercise price per share of $2.00; and an initial exercise date September 30, 2022. The purchase price of this option is $500,000.

On September 29, 2022, the Company amended the Common Stock Purchase Option (the “Amended Option”) with Holder to set the minimum aggregate exercise value for each individual exercise. Under the Amended Option, Holder and the Company agreed that the Holder has the right and the obligation to exercise, on a cashless basis, in accordance with the exercise price and utilizing the cashless methodology in the amended option, $1,000,000 of the amended option not later than October 15, 2022. Thereafter, the Holder shall undertake to exercise not less than (a) $400,000 of the amended option on a “cash basis” not later than the later of (i) November 14, 2022 or (ii) the date on which there is an effective registration statement permitting the issuance of the option shares to or resale of the option shares by the Holder and (b) an additional $400,000 of the amended option on a “cash basis” not later than the latest of (i) thirty (30) days following the exercise of the amended option under subsection (a), above, (ii) December 14, 2022, or (iii) the date on which there is an effective registration statement permitting the issuance of the option shares to or resale of the option shares by the Holder. From and after the occurrence of the three above-referenced exercises, each additional exercise of Options hereunder shall be in an amount not less than $200,000 and exercised only on a cash basis.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amended Option, dated September 29, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

October 5, 2022

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